UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Amgen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 447-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05 Material Cybersecurity Incidents.

In July 2026, Amgen Inc. (the "Company") identified unauthorized activity involving data stored in cloud environments hosted by third-party cloud service providers. Upon detecting the activity, the Company activated its cybersecurity response plan, implemented containment measures, and engaged independent cybersecurity forensic experts.

The Company has since learned that some of its data, including proprietary data, patient protected health information, and other information, has been exfiltrated from these cloud environments. To date, the Company has not identified any impact to its products, manufacturing operations, or financial reporting systems, or to the Company's ability to meet patient needs. The investigation remains ongoing. The Company continues to assess whether, and/or the extent to which, patient, confidential business information, intellectual property, research and development, or other information may have been accessed, acquired, or exfiltrated and to evaluate the potential impact of the incident on the Company.

On July 29, 2026, in connection with our evaluation of the volume of the files that appear to have been impacted and the potential that the types of information in such files could be sensitive, the Company determined that this incident is material.

The Company believes, as of the date of this Current Report on Form 8-K, that the incident is not reasonably likely to have a material impact on the Company's financial condition or results of operations.

The Company takes its obligation to safeguard privacy and security of its patients’ data very seriously. The Company continues to evaluate applicable regulatory and legal notification requirements and will make all required notifications based on its findings, including to impacted patients.

To the extent any information required by Item 1.05(a) of Form 8-K was not determined or was unavailable at the time of this filing, the Company will amend this Current Report on Form 8-K as such information is determined or becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date:	July 31, 2026	By:	/s/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: Executive Vice President and General Counsel and Secretary